UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 9, 2025
PACIRA BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35060	51-0619477
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Sierra Point Parkway, Suite 900
Brisbane, California 94005
(Address and Zip Code of Principal Executive Offices)

(650) 242-8052
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PCRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.

On July 9, 2025, Pacira BioSciences, Inc. (the “Company”) instituted a reduction in force at the Company’s Science Center Campus in San Diego, California as a result of improving manufacturing efficiencies for EXPAREL® (bupivacaine liposome injectable suspension). The Company’s enhanced efficiencies are the result of its multi-year investment in two large-scale 200+ liter batch manufacturing suites located in San Diego and Swindon, United Kingdom, which commenced commercial production in 2024 and 2021, respectively.

The Company’s two large-scale manufacturing suites are capable of producing bulk EXPAREL volumes that are approximately four-fold greater than the Company’s first-generation 45-liter batch manufacturing process. The Company believes these larger manufacturing suites provide ample capacity for meeting the growing demand and improving gross margins for EXPAREL through a meaningfully more favorable cost structure and manufacturing yields versus the 45-liter process. As a result, and after careful consideration, the Company decided to decommission its 45-liter suite located in San Diego and reduce its workforce accordingly.

The reduction impacts 71 employees or approximately 8% of the Company’s total workforce. The Company currently estimates that it will recognize pre-tax charges to its third quarter 2025 financial results of approximately $2.4 million to $2.8 million related to employee termination benefits, consisting of garden leave and severance, healthcare benefits, and, to a lesser extent, other one-time termination benefits and other costs. These charges are all cash based. In addition, the Company expects to recognize $5.4 million in accelerated depreciation expense.

This reduction in the workforce is subject to local regulatory requirements and the Company expects to recognize the majority of these charges in the third quarter of 2025. The reduction in the workforce is anticipated to lead to an annual reduction in operating expenses of approximately $13 million, which does not reflect the expenses associated with implementing the workforce reduction. In addition, the Company may incur other charges or cash expenditures not currently contemplated due to unanticipated events that may occur in connection with the workforce reduction.

Item 7.01 Regulation FD Disclosure.

On July 10, 2025, Frank D. Lee, the Company’s Chief Executive Officer, sent a communication to employees of the Company announcing the reduction in force, a copy of which is furnished hereto as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Any statements in this Current Report on Form 8-K about the Company’s future expectations, plans, trends, outlook, projections and prospects, and other statements containing the words “anticipate,” “believe,” “can,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “should,” “will,” “would,” and similar expressions, constitute forward-looking statements within the meaning of Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995, including, without limitation, statements related to: '5x30', the Company’s growth and business strategy, the Company’s future outlook, the Company’s intellectual property and patent terms, the Company’s growth and future operating results and trends, the Company’s plans, objectives, expectations (financial or otherwise) and intentions, future financial results and growth potential, including the Company’s plans with respect to the repayment of the Company’s indebtedness, anticipated product portfolio, development programs, development of products, strategic alliances, plans with respect to the Non-Opioids Prevent Addiction in the Nation (“NOPAIN”) Act, the expected cost savings and benefits of the reduction in force and other statements that are not historical facts. For this purpose, any statement that is not a statement of historical fact should be considered a forward-looking statement. The Company cannot assure you that its estimates, assumptions and expectations will prove to have been correct. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including risks relating to, among others: the failure to realize the anticipated benefits and synergies from the acquisition of GQ Bio Therapeutics GmbH; risks associated with acquisitions, such as the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the transaction will not occur; the Company’s manufacturing and supply chain, global and U.S. economic conditions (including inflation and rising interest rates), and the Company’s business, including the Company’s revenues, financial condition, cash flow and results of operations; the success of the Company’s sales and manufacturing efforts in support of the commercialization of EXPAREL, ZILRETTA and iovera°; the rate and degree of market acceptance of EXPAREL, ZILRETTA and iovera°; the size and growth of the potential markets for EXPAREL, ZILRETTA and iovera° and the Company’s ability to serve those markets; the Company’s plans to expand the use of EXPAREL, ZILRETTA and iovera° to additional indications and opportunities, and the timing and success of any related clinical trials for EXPAREL, ZILRETTA and iovera°; the commercial success of EXPAREL, ZILRETTA and iovera°; the related timing and success of U.S. Food and Drug Administration supplemental New Drug Applications and premarket notification 510(k)s; the related timing and success of European Medicines Agency Marketing Authorization Applications; the Company’s plans to evaluate, develop and pursue additional product candidates utilizing the Company’s proprietary multivesicular liposome (“pMVL”) drug delivery technology; the approval of the commercialization of the Company’s products in other jurisdictions; clinical trials in support of an existing or potential pMVL-based product; the Company’s commercialization and marketing capabilities; the Company’s ability to successfully complete capital projects; the outcome of any litigation; the recoverability of the Company’s deferred tax assets; assumptions associated with contingent consideration payments; assumptions used for estimated future cash flows associated with determining the fair value of the Company; the anticipated funding or benefits of the Company’s share repurchase program; and factors discussed in the “Risk Factors” of the Company’s most recent Annual Report on Form 10-K and in other filings that the Company periodically makes with the Securities and Exchange Commission (the “SEC”). In addition, the forward-looking statements included in this Current Report on Form 8-K represent the Company’s views as of the date of this Current Report on Form 8-K. Important factors could cause actual results to differ materially from those indicated or implied by forward-looking statements, and as such the Company anticipates that subsequent events and developments will cause its views to change. Except as required by applicable law, the Company undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, and readers should not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Employee Communication dated July 10, 2025

104	Cover Page Interactive Data File (Formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIRA BIOSCIENCES, INC. (REGISTRANT)

Dated:	July 10, 2025	By:	/s/ KRISTEN WILLIAMS
Kristen Williams
Chief Administrative Officer and Secretary